UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 5, 2005

                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 2005, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-WMC1)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                 333-106982                 06-1204982
          --------                 ----------                 ----------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)           Identification Number)

       1285 Avenue of the Americas
           New York, New York                                  10019
           ------------------                                  -----
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (212) 713-2000
                                                    ---------------


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS

Description of the Mortgage Pool

         Mortgage Asset Securitization Transactions, Inc. (the "Registrant") plans a series of certificates, entitled MASTR Asset Backed Securities Trust 2005-WMC1, Mortgage Pass-Through Certificates, Series 2005-WMC1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of April 1, 2005, among the Registrant as depositor, Ocwen Federal Bank FSB as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates to be designated as the Series 2005-WMC1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets," in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.




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Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

                   (a) Not applicable

                   (b) Not applicable

                   (c) Exhibits


         Exhibit No.                             Description
         -----------                             -----------
         99.2 Collateral Term Sheets (as defined in Item 5) that have been provided by UBS Securities LLC to certain prospective purchasers of MASTR Asset Backed Securities Trust 2005-WMC1, Mortgage Pass-Through Certificates, Series 2005-WMC1.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 5, 2005


                                               MORTGAGE ASSET SECURITIZATION
                                               TRANSACTIONS, INC.


                                               By:    /s/ Glenn Mcintyre
                                                     --------------------------
                                               Name:  Glenn McIntyre
                                               Title: Director


                                               By:    /s/  Jeffrey Lown
                                                     --------------------------
                                               Name:  Jeffrey Lown
                                               Title: Executive Director




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                                Index to Exhibits
                                -----------------

Exhibit No.                        Description                      Sequentially
                                                                   Numbered Page

   99.2           Collateral Term Sheets (as defined in Item 5)          P
                  that have been provided by UBS Securities LLC to certain prospective purchasers of MASTR Asset
                  Backed Securities Trust 2005-WMC1, Mortgage
                  Pass-Through Certificates, Series 2005-WMC1.









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                                  EXHIBIT 99.2

                                 FILED BY PAPER















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